NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                                     NEVADA
                                                           CUSIP NO. 70423P 10 6
NUMBER                                                                    SHARES
XXXX                                                                        XXXX
                               Paxton Energy, Inc.

                         AUTHORIZED COMMON STOCK : XXXXX
                                 PAR VALUE $.001


This Certifies that ____________________________________________________________
is the Record Holder of                                                   shares

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                                 _______________________________
                                                 President

                               PXT CORPORATE SEAL

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT  Countersigned:
                                                  Holladay Stock Transfer, Inc.
                                                  2939 North 6th Place, Suite C,
                                                  Scottsdale, Arizona

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT - __Custodian___
TEN ENT - as tenants by the entireties                          (Cust)  (Minor)
JT TEN - as joint tenants with right of       under Uniform Gifts to Minors Act
         survivorship and not as tenants      __________________________________
         _______________________________                    (State)
                   in common


     Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign, and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________
                                    ____________________________________________
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANY CHANGE WHATEVER

* NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY, THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

         TRANSFER FEE WILL APPLY

                     ***FOR MEDALLION GUARANTEE USE ONLY***